EXHIBIT 10.26

EXECUTION COPY

 TWENTY- FIFTH SUPPLEMENTAL LEASE AGREEMENT

by and between

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

and

FEDERAL EXPRESS CORPORATION

Dated as of April 1, 2005

AMENDING THE CONSOLIDATED AND RESTATED LEASE AGREEMENT DATED AS OF AUGUST 1, 1979 BETWEEN THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION.

TABLE OF CONTENTS

Section

1	Definitions

2	Granting Leasehold

3	Term; Delivery and Acceptance of Possession

4	Rental

5	Hazardous Substances/Waste

6	Lease Agreement Still in Effect; Provisions There of Applicable to this Twenty-Fifth Supplemental Lease Agreement

7	Descriptive Headings

8	Effectiveness of this Twenty-Fifth Lease Agreement

9	Execution of Counterparts

10	Summaries

Notary

Leased Parcel Summary

Rental Summary

TWENTY-FIFTH SUPPLEMENTAL LEASE AGREEMENT

THIS TWENTY-FIFTH SUPPLEMENTAL LEASE AGREEMENT, made and entered into as of the 1st of April 2005, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein sometimes referred to as “Authority”), a public and governmental body politic and corporate of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein sometimes referred to as “Tenant”), a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Tennessee.

W I T N E S S E T H:

WHEREAS, Authority and Tenant on October 3, 1979 entered into a Consolidated and Restated Lease Agreement dated as of August 1, 1979; and

WHEREAS, Authority and Tenant between April 1, 1981 and May 1, 2003, have entered into Twenty Four Supplemental Lease Agreements amending the 1979 Consolidated and Restated Lease Agreement; and

WHEREAS, the said Consolidated and Restated Lease Agreement dated as of August 1, 1979, together with the First through the Twenty-Fourth Supplemental Lease Agreements, is herein referred to as the “Lease Agreement”; and

WHEREAS, Authority and Tenant have agreed to further supplement the Lease Agreement so as to lease to Tenant certain additional land under this Twenty-Fifth Supplemental Lease Agreement.

NOW THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree, and each for itself does hereby covenant and agree, as follows:

SECTION 1.  Definitions.  Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this Twenty–Fifth Supplemental Lease Agreement which are defined in the Lease Agreement, shall, for all purposes of this Twenty-Fifth Supplemental Lease Agreement, have the respective meanings given to them in the Lease Agreement.

SECTION 2.  Granting of Leasehold.  In addition to the lease and demise to Tenant of the land in the Lease Agreement, the Authority hereby leases and demises to Tenant, and Tenant hereby takes and hires from Authority, subject to the provisions and conditions set forth in the Lease Agreement and this Twenty-Fifth Supplemental Lease Agreement, the additional land as follows:

•                  319,033 square feet or 7.324 acres to use for GSE/ramp equipment storage and other aircraft support functions and for the construction of a GSE repair and ramp support building.

•                  108,972 square feet or 2.502 acres for the construction of two (2) wide-body aircraft gates.

SECTION 3.  Term; Delivery and Acceptance of Possession.  The term of this Twenty-Fifth Supplemental Lease Agreement shall commence at 12:01 A.M. on April 1, 2005, for the land described in Exhibit “A” and shall expire at such time as the Lease Agreement shall expire, to-wit:  August 31, 2012 or upon such earlier termination, extension or otherwise as provided therein. Authority shall, however, deliver to Tenant sole and exclusive possession of the land leased hereby, as of the effective date of this Twenty-Fifth Supplemental Lease Agreement for the purpose of constructing improvements required for Tenant’s intended use of the land leased hereby, subject however, to Authority’s right-of-entry set forth in Section 21 of the Lease Agreement.

SECTION 4.  Rental.  In addition and supplemental to the rentals required to be paid to the Authority pursuant to Section 5 of the Lease Agreement (including all prior Supplemental Lease Agreements), during the term of this Twenty-Fifth Supplemental Lease Agreement, Tenant shall pay to the Authority in advance on the first business day of each month $5,439.23 in equal rental installments beginning date of beneficial occupancy or December 31, 2008, whichever occurs first.

The rental rate for all parcels will increase subject to terms and conditions of the consolidated and restated lease agreement dated August 1, 1979.

SECTION 5. Hazardous Substances/Waste.  Tenant agrees to take the above parcels included in this Supplement in an “as is” condition as it relates to Hazardous Substances/Waste material that may be located at the site.

Tenant, at its own expense, may arrange for a Phase I Environmental Survey on the land described herein by a reputable environmental consultant to determine the existence of “Hazardous Substances”, as such term is defined in this Agreement.  In the event that “Hazardous Substances” are discovered during excavation for construction on the property described in Exhibit “A”, and those “Hazardous Substances” require special handling, removal or disposal (“Remediation”), then Tenant shall immediately notify Authority.  The Tenant and Authority will confer and jointly determine the method of handling, removing or disposing of the “Hazardous Substances” within 14 days after Tenant provides the Authority, in writing, its plan for Remediation.  The form of Remediation agreed to by the parties must comply with “Environmental Laws”, as such term is defined below.  In the event that Tenant and Authority are unable to agree on a method for handling, removing or disposing of the “Hazardous Substances” due to differing interpretations of the requirements for Remediation as set forth in the applicable “Environmental Laws”, then the form of Remediation will be determined by the appropriate federal, state or local agency with relevant regulatory and enforcement jurisdiction over the subject site.  Authority will grant to Tenant a rent credit equal to the reasonable documented costs paid by Tenant for the Remediation of such “Hazardous Substances” associated with the property described in Exhibit “A”.

The term “Hazardous Substances”, as used in this Twenty-Fifth Supplemental Lease Agreement, shall mean any hazardous or toxic substances, materials or wastes, including, but not limited to, those substances, materials, and wastes (i) listed in the United States Department of Transportation Hazardous Materials Table (49 CFR § 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302 and amendments thereto), (ii) designated as a “Hazardous Substance” pursuant to Section 311 of the Clean Water Act, 33 U.S.C. § 1251 et seq. (33 U.S.C. § 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. § 1317), (iii) defined as a “Hazardous Waste” pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. § 6901, et seq. (42 U.S.C. § 6903), or (iv) defined as “Hazardous Substance” pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, (42 U.S.C.§ 9601, et seq. 42 U.S.C. § 9601), or any other substances, (including, without limitation, asbestos and raw materials which include hazardous constituents), the general, discharge or removal of which or the use of which is restricted, prohibited or penalized by any “Environmental Law”, which term shall mean any Federal, State or local law, regulation, or ordinance relating to pollution or protection of the environment.

SECTION 6.  Lease Agreement Still in Effect; Provisions Therefore Applicable to this Supplemental Lease Agreement.  All of the terms, provisions, conditions, covenants and agreements of the Lease Agreement, as supplemented, shall continue in full force and effect as supplemented hereby, and shall be applicable to each of the provisions of this Twenty-Fifth Supplemental Lease Agreement during the term hereof with the same force and effect as though the provisions hereof were set forth in the Lease Agreement.

SECTION 7.  Descriptive Headings.  The descriptive headings of the sections of this Twenty-Fifth Supplemental Lease Agreement are inserted for convenience of reference only and do not constitute a part of this Twenty-Fifth Supplemental Lease Agreement and shall not affect  meaning, construction, interpretation or effect of this Twenty-Fifth Supplemental Lease Agreement.

SECTION 8.  Effectiveness of this Supplemental Lease Agreement.  This Twenty-Fifth Supplemental Lease Agreement shall become effective at 12:01 a.m. on April 1, 2005.

SECTION 9.  Execution of Counterparts. This Twenty-Fifth Supplemental Lease Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

SECTION 10.  Summaries.  For the convenience of both parties a Leased Parcel Summary and a Rental Summary are attached to this Lease Agreement.

IN WITNESS WHEREOF, THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION have caused this Twenty-Fifth  Supplemental Lease Agreement to be duly executed in their respective behalfs, as of the day and year first above written.

WITNESS:		MEMPHIS-SHELBY COUNTY AIRPORT
AUTHORITY

/s/ SCOTT A. BROCKMAN		BY:	/s/ LARRY D. COX

TITLE:	Executive VP, Finance and Administration	TITLE: President

Approved as to Form and Legality:

/s/ R. GRATTAN BROWN, JR.
R. Grattan Brown, Jr., Attorney

WITNESS:		FEDERAL EXPRESS CORPORATION
A Delaware Corporation

/s/ MARILYN JONES		BY:	/s/ WILEY JOHNSON, JR.

TITLE: Project Coordinator		TITLE:	Managing Director, Real Estate and Airport Development

(STATE OF TENNESSEE)

(COUNTY OF SHELBY)

On this 27th day of May, 2005 before me appeared Larry Cox, to me personally known, who, being by me duly sworn (or affirmed), did say that he is the President of the Memphis-Shelby County Airport Authority, the within named Lessor, and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Authority by himself as such President.

MY COMMISSION EXPIRES

April 16, 2008	/s/ ANGELA M. WASHINGTON
Notary Public

(seal)

(STATE OF TENNESSEE)

(COUNTY OF SHELBY)

On this 16th day of May, 2005 before me appeared Wiley Johnson, Jr., to me personally known, who, being by me duly sworn (or affirmed), did say that he is a Managing Director, Real Estate, of Federal Express Corporation, the within named Lessee, and that he as such Managing Director, Real Estate, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself as such Managing Director, Real Estate.

MY COMMISSION EXPIRES

September 19, 2007	/s/ MARILYN JONES
Notary Public

(seal)

FEDERAL EXPRESS LEASED PARCELS SUMMARY

PARCEL				EFFECTIVE
LEASE	ACRES	SQUARE FEET	AGREEMENT	DATE

BASE-LEASE
Revised 9	128.469		Consolidated & Restated	08/01/79

10	1.612	70,200	Consolidated & Restated	08/01/79

11	1.044	45,359	Consolidated & Restated	08/01/79

PREVIOUS SUPPLEMENTS

12	2.707	117,915	First Supplemental	04/01/81

13	6.860	298,830	Second Supplemental	01/01/82

14	14.586	635,377	Fourth Supplemental	07/01/83

15	12.689	552,723	Fourth Supplemental	07/01/83

Rev 16	18.281 (19.685)	796,312	Fifth Supplemental	02/01/84

Rev 17	119.616 (124.992)	5,210,477	Sixth Supplemental	04/01/84

18	2.717	118,353	Sixth Supplemental	04/01/84

19	41.606	1,812,352	Seventh Supplemental	06/01/84

25	0.435	18,933	Eighth Supplemental	07/01/88

20	11.275	491,127	Ninth Supplemental	06/01/89

27	11.192	487,512	Tenth Supplemental	10/01/91

27 A (West)	4.058	176,777	Eleventh Supplemental	07/01/94

27 B (West)	5.706	248,533	Eleventh Supplemental	07/01/94

Southwest Ramp	2.350	102,366	Eleventh Supplemental	07/01/94

PARCEL				EFFECTIVE
LEASE	ACRES	SQUARE FEET	AGREEMENT	DATE

32 (removed)	22.972	1,000,681	Twelfth Supplemental	07/01/93

33	8.998	391,942	Thirteenth Supplemental	06/01/95

36	3.050	132,837	Thirteenth Supplemental	06/01/95

Hangar 8 (removed)		36,946.33	Thirteenth Supplemental	06/01/95

34	9.951	433,461	Fourteenth Supplemental	01/01/96

21	19.134	833,476	Fifteenth Supplemental	01/01/97

22A (North)	3.214	140,000	Sixteenth Supplemental	04/01/97

37	2.692	117,283	Seventeenth Supplemental	05/01/97

38	2.523	109,921	Eighteenth Supplemental	07/01/97

39	8.366	364,430	Eighteenth Supplemental	07/01/97

West Ramp Expansion	19.917	867,583	Nineteenth Expansion	09/01/98

Centerline November	13.206	575,253.36	Twentieth Supplemental	12/01/00

Taxilane 700	4.706	204,975	Twenty-First Supplemental	05/15/00

Taxilane 700 Extension	3.052	132,951	Twenty-Second Supplemental	03/15/01

West Ramp Aircraft/GSE Expansion	8.408	366,242	Twenty-Second Supplemental	03/15/01

23 (Graber)	6.0023	261,460.18	Twenty-Third Supplemental	03/01/02

12/02 West Ramp	19.66	856,529		12/01/02

A380 Ramp	43.6181	1,900,006		12/31/06

West Ramp Expansion (A)	4.089	178,097	Twenty-Fourth Supplement	05/01/03

THIS SUPPLEMENT
GSE Ramp equipment storage	7.324	319,033	Twenty-Fifth Supplement	04/01/05

Construction of aircraft gates	2.502	108,972

OPTIONS

22B (South)	3.310	144,200	Option, Expires 5/31/04
29	3.85	167,706	Option, Month/Month

ASSIGNMENTS

24	9.964	434,030	Southwide Assignment
			Expires 5/14/2013
			Invoice FEC
			Next Increase 5/15/03

26	9.532	415,213	BICO Assignment,
			Expires 7/31/2021
			Invoice FEC
			Next Increase 8/01/2011

28	10.68	465,221	Equitable Life Assignment
			Expires 5/14/2013
			Invoice FEC
			Next Increase 5/15/03

RENTAL - FEDERAL EXPRESS

Category Of Space	Number of Square Feet	Annual Rental Rate Per Sq. Ft.	Annual Rental
Parcel 23 (Graber)	261,460.18	0.0823	$21,518.17
Bldg. T-376	1,240.00	1.9072	$2,364.93
Unimproved Ground	9,475,459.36	0.1525	$1,445,007.55
Improved Apron	2,395,802.00	0.1906	$456,639.86
Hangar Property	72,092.67	1.4113	$101,744.39
Hangar Office	28,000.00	2.2889	$64,089.20
International Park	9,694,700.00	0.2672	$2,590,423.84
Former IRS Facility	2,255,137.24	—	$1,200,000.00
	24,183,891.45	6.3	$5,881,787.94

BREAKDOWN OF SPACE

		Sq. Ft.	Sq. Ft.
Graber	Parcel 23	261,460.18
			261,460.18
Bldg. T-376	Parcel 4	1,240
			1,240
Unimproved Ground	Parcel 1	130,900

	Parcel 2	50,000
	Parcel 3	192,400
	Parcel 4	32,540
	Parcel 6	89,700
	Parcel 9	1,167,337
	Parcel 19	1,812,362
	Parcel 20	491,127
	Parcel 27A	176,777
	Parcel 27B	248,533
	Southwest Ramp	102,366
	Parcel 33	391,942
	Parcel 36	132,837
	Parcel 34	433,461
	Parcel 37	117,283
	Parcel 38	109,921
	Parcel 39	364,430
	West Ramp Expansion	867,588
	Centerline November	575,253.36
	Taxilane 700	204,975
	Taxilane 700 Extension	132,951
	West Ramp Aircraft/GSE Expansion	366,242
	12/02 West Ramp Expansion	856,529
	MEM A380 Ramp	319,033
	Lease Parcel	108,972
			9,475,459.36

Improved Apron	Parcel 1	850,250
	Parcel 2	226,900
	Parcel 7	577,540
	Parcel 9	253,600
	Parcel 27	487,512
			2,395,802.00

		Sq. Ft.	Sq. Ft.

Hangar Property	Parcel 1	44,336
	Parcel 2	27,756.67
			72,092.67

Hangar Office	Parcel 1	22,400
	Parcel 2	5,600
			28,000.00

International Park	Parcel 5	24,000
	Parcel 8	247,254
	Parcel 9	1,586,172
	Parcel 10	70,200
	Parcel 11	45,359

	Parcel 12	117,915
	Parcel 13	298,830
	Parcel 14	556,334
	Parcel 15	552,723
	Parcel 16	796,312
	Parcel 17	4,288,839
	Parcel 18	118,353
	Parcel 25	18,933
	Parcel 21	833,476
	Parcel 22A	140,000
			9,694,700.00

Former IRS Facility		2,255,137.24
			2,255,137.24

Areas added DBO	Square feet	DBO

West Ramp Expansion (A)	178,097	12/31/03
A380 Ramp	1,900,006	12/31/06

			2,078,103

TOTAL:			26,261,994.45

Exhibit “A”

MEM A380 RAMP

ADDITIONAL TO PARCEL A380 RAMP LEASE AREA

Being a 7.32 acre parcel of land contained entirely within the Memphis-Shelby County Airport Authority (MSCAA) property located in the City of Memphis, Shelby County, State of Tennessee.  Said parcel is located on the north side of Winchester Road, east side of the Fed-Ex lease area known as Parcel A380 Ramp, south of AOC Road, and west of the MSCAA Maintenance Facility and being more particularly described by metes and bounds as follows:

Beginning at the southeast corner of the Parcel A380 Ramp area described in the “Twenty-Third Supplemental Lease Agreement” by and between MSCAA and the Federal Express Corporation dated as of March 1, 2002, said point being on the existing north right-of-way (R.O.W.) of Winchester Road (99 feed wide); thence along the east line of said existing lease area North 02° 54’36” East, 965.44 feet to a point; thence continuing along said east line North 44° 04’43” West, 232.92 feet to a point, said point being the intersection of said east line with the proposed south edge of AOC Road; thence along said AOC Road south edge South 82° 39’19” East, 190.62 feet to a point; thence continuing along with AOC Road south edge South 89° 01’31” East, 162.34 feet to a point of tangent-curve; thence continuing along said AOC Road south edge along a curve to the left having a radius of 986.00 feet and an arc length of 208.75 feet (chord = North 84° 54’34” East, 208.36 feet) to a point, said point being the northeast corner of this proposed lease area; thence South 04° 20’49” West, 237.72 feet to a point; thence South 49° 14’57” West, 234.28 feet to a point; thence South 40° 36’14” East, 70.25 feet to a point; thence South 04° 00’42” West, 57.07 feet to a point; thence South 45° 51’09” West, 39.87 feet to a point, thence South 04° 04’09” West, 155.08 feet to a point; thence North 85° 54’53” West, 108.32 feet to a point; thence South 04° 05’07” West, 292.49 feet to a point on the north right-of-way of Winchester Road; thence along the said north R.O.W. North 85° 48’20” West, 295.48 feet of the POINT OF BEGINNING.

Said parcel of land and containing by 319,033 square feet or 7.324 acres, more or less.

[Survey]

Lease Parcel

Being a parcel of land contained entirely within the Memphis/Shelby County Airport Authority property located in the City of Memphis, Shelby County, State of Tennessee being more particularly described by metes and bounds as follows:

Commencing at the centerline intersection of Taxiway Zulu and Taxiway Charlie, thence along the centerline of said Taxiway Charlie, North 01 degrees 56 minutes 39 seconds East, a distance of 2,217.48 feet to a point; thence departing from said centerline, along a line perpendicular to said centerline, North 88 degrees 03 minutes 21 seconds West, a distance of 160.00 feet to the POINT OF BEGINNING; thence North 88 degrees 03 minutes 21 seconds West, a distance of 93.25’ to a point; thence South 01 degree 56 minutes 39 seconds West, a distance of 54.49’ to a point; thence North 88 degrees 03 minutes 21 seconds West, a distance of 266.00’ to a point; thence South 01 degree 56 minutes 39 seconds West, a distance of 75.00’ to a point, thence North 88 degrees 03 minutes 21 seconds West, a distance of 65.13’ to a point; thence North 01 degree 56 minutes 39 seconds East, a distance of 19.36’ to a point; thence 88 degrees 03 minutes 21 seconds West, a distance of 20.00’ to a point; thence North 01 degree 56 minutes 39 seconds East, a distance of 40.00’ to a point; thence North 88 degrees 03 minutes 21 seconds West, a distance of 20.00’ to a point; thence North 01 degree 56 minutes 39 seconds East, a distance of 140.00 to a point; thence North 88 degrees 03 minutes 21 seconds West, a distance of 20.00’ to a point; thence North 01 degree 56 minutes 39 seconds East, a distance of 103.21’ to a point; thence South 88 degrees 03 minutes 21 seconds East, a distance of 484.38’ to a point; thence along a line 160 feet west of and parallel with said centerline of Taxiway Charlie, South 01 degree 56 minutes 39 seconds West, a distance of 173.08 to the POINT OF BEGINNING.

The above described Lease Parcel contains 108,972 square feet, or 2.502 Acres, more or less.